Warrants and Phantom Warrants to Purchase Preferred Shares	12 Months Ended
Dec. 31, 2024
Warrants and Phantom Warrants to Purchase Preferred Shares [Abstract]
WARRANTS AND PHANTOM WARRANTS TO PURCHASE PREFERRED SHARES

NOTE 16 - WARRANTS AND PHANTOM WARRANTS TO PURCHASE PREFERRED SHARES:

As of December 31, 2024 and 2023 the outstanding number of warrants and phantom warrants composed as follows:

	December 31, 2024*	December 31, 2023	Note
Warrants to convertible preferred A-3	-	33,810	a
Warrants to convertible preferred C	4,180	28,049	a,b,c
Warrants to convertible preferred D	5,791	22,894	a,b
Warrants to convertible preferred D-1	1,079,809	1,079,809	e
Phantom warrants	-	173,757	d
Warrants to convertible preferred D5	1,105,322	225,943	f,g
Warrants to convertible preferred D6	114,399	90,374	f

*	Following IPO warrants to preferred shares are convertible to ordinary shares

a.	During the years 2018 to 2021 the Company entered into several loan agreements with an Israeli bank. As part of the term of the agreements, the Company issued to the bank warrants to purchase 33,810 series A-3 preferred shares at an exercise price of $5.914 per share. In April 2024, 33,810 warrants were converted to 16,350 ordinary shares in a cashless exercise.

The company issued to the bank additional warrants to purchase 4,180 series C preferred shares at an exercise price of $14.35 per share, and warrants to purchase 5,791 of the most senior class of shares, series D preferred shares, at an exercise price of $31.08 per share. In addition, under the terms of the warrants, the holder has the right to receive an alternative payment of $210 in lieu of shares in the event of an IPO or certain liquidity events, or if the holder is required under certain circumstances to exercise the warrants.

The warrants’ exercisable period ranges between 6 years to 8 years from the date of the loans.

b.	During 2020, the Company entered CLA agreements with three lenders, see Note 15(a). The CLA included a grant of warrants to purchase an aggregate of 23,777 series C preferred shares exercisable at $10.72 per share for a period commencing upon the repayment date of the CLAs and ending two years thereafter.

During January 2021, one of the lenders converted its CLA into series C preferred shares and its warrants to purchase 1,866 series C preferred shares expired according to its terms. In June 2024, the warrants were exercised into 8,087 Ordinary shares in a cashless exercise based on a share price of $17.00 per share.

In connection with the 2020 CLA amendments, the lenders received additional warrants to purchase 17,103 series D preferred shares of the Company, exercisable at a price per share equal to $31.08. The additional warrants are exercisable until the earlier of (i) the closing of an IPO or a SPAC Transaction (as defined in the Articles) or (ii) the 10th anniversary of the repayment of the loan or conversion thereof.

Following the IPO, the warrants expired.

c.	On February 12, 2020, the Company issued warrants to an institutional investor to purchase preferred shares in connection with the provision of a credit facility, that was not drawn down upon. The warrant is exercisable into 1,958 series C preferred shares at an exercise price of $15.32 per share until the earlier of (i) the closing of an IPO or change of control event or (ii) the sixth anniversary of the date of issuance. In June 2024, the warrants were exercised into 193 Ordinary shares in a cashless exercise based on a share price of $17.00 per share

d.	As part of the Facility Agreement (see Note 9(c)), the credit funds also received a “phantom warrant”, which entitles them to a cash payment (allocated proportionately among the Company (75%) and Vision (25%)) equal, of $3,000.

If the Exit Event is an IPO or a transaction in which shareholders of the Company receive consideration in the form of shares of another entity, the credit funds are entitled to elect to receive the payment under the phantom warrant in listed shares of the Company or the shares of such other entity, in lieu of a cash payment (and as discharge of the “phantom warrant”).

The Company accounted for the phantom warrant as a derivative liability, to be measured at fair value through profit or loss. Consideration received in excess of the fair value of the phantom warrant upon initial recognition was attributed to the Facility Loan.

Pursuant to the Waiver and Amendment Agreement (see Note 9(c)), upon the full repayment of the Facility Loans, each of the credit funds shall be entitled to demand payment in cash of up to 50% of its share in the phantom warrant, in an aggregate amount of $1.5 million, on account of the full amount that the credit funds shall be entitled to under the phantom warrants, as set forth above.

In February 2024, the Company paid $1.5 million of the phantom warrants in relation to the repayment of the Facility Loans (see above) Upon the consummation of the IPO in June 2024, the parties to the Facility Agreement elected to receive the outstanding balance, totaling to $1.5 million in cash. In 2024 the Company paid $1,313 and on January 2025 $187, see note 21(a).

e.	In connection with the Series D SPA, the Company issued warrants to purchase 1,079,809 Series D-1 preferred shares to various investors. The warrants are exercisable for five years from their date of issuance. The warrants were issued with an exercise price equal to $34.19 per share.

The Company classified the warrants for the purchase of shares of its convertible Preferred Shares as a liability in its consolidated balance sheets as these warrants were freestanding financial instruments which underlying shares are contingently redeemable (upon a certain liquidation events) and, therefore, may obligate the Company to transfer assets at some point in the future. The warrant liability was initially recorded at fair value upon the date of issuance and was subsequently remeasured at fair value at each reporting date. The Company recorded revaluation expenses amounting to $323 and $619 for the years ended 2024 and 2023, respectively, and recorded as financial income (expense), net, in the Statement of Operations and Comprehensive Loss.

f.	In connection with the NPA (See Note 15(c)), the Company granted non-voting warrants (hereinafter “the Note Purchaser Warrants”) to Purchaser for the purchase of 686,400 and 274,559 Ordinary Shares (following the IPO and the conversion of preferred shares to ordinary shares), with an exercise price of $15.61 and $18.73 respectively. The warrants are exercisable until November 8, 2028.

The warrant shares issuable under the Warrants shall vest and be exercisable in accordance with the proportionate portion that the aggregate principal amount of Notes issued under the NPA bears to $60.0 million. As of December 31, 2024, 42% of the warrants have vested.

g.	In connection with the 2024 Note Purchase Agreement, the Company issued to the 2024 Note Purchasers warrants, (hereinafter “the 2024 Note Purchaser Warrants”), to purchase up to 682,282 ordinary shares of the Company. Upon the completion of the IPO, the number of ordinary shares of the Company issuable under the 2024 Note Purchaser Warrants increased by 137,040. The 2024 Note Purchaser Warrants are exercisable until November 8, 2028 at a price per share equal to $15.61.

h.	Prior the IPO, the Company measured the warrants to the Note Purchaser Warrants and the 2024 Note Purchaser Warrants, at fair value. Upon the closing of the IPO, warrants outstanding, other than warrants issued to an Israeli bank, were reclassified to equity. Warrants issued to an Israeli bank may be settled for cash under certain circumstances and are not indexed to the Company’s equity.